Exhibit A

                             SHAREHOLDERS' AGREEMENT

         This Shareholders' Agreement (this "Agreement"), among The Goldman Sachs Group, Inc., a Delaware corporation ("GS Inc."), and the Covered Persons listed on Appendix A hereto, as such Appendix A may be amended from time to time pursuant to the provisions hereof.

                                   WITNESSETH:

         WHEREAS, the Covered Persons are beneficial owners of shares of Common Stock, par value $0.01 per share, of GS Inc. (the "Common Stock").

         WHEREAS, the Covered Persons desire to address herein certain relationships among themselves with respect to the voting and disposition of their shares of Common Stock and various other matters and desire to give to the Shareholders' Committee (hereinafter defined) the power to enforce their agreements with respect thereto.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:


                                    ARTICLE I
                          DEFINITIONS AND OTHER MATTERS

         Section 1.1 Definitions. The following words and phrases as used herein shall have the following meanings, except as otherwise expressly provided or unless the context otherwise requires:

         (a) A Covered Person "acquires" Covered Shares when such Covered Person first acquires beneficial ownership over such Covered Shares.

         (b) This "Agreement" shall have the meaning ascribed to such term in the Recitals.

         (c) A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security, but for purposes of this Agreement a person shall not be deemed a beneficial owner of (A) Common Stock solely by virtue of the application of Exchange Act Rule 13d-3(d) or




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     Exchange Act Rule 13d-5 as in effect on the date hereof (B) Common Stock solely by virtue of the possession of the legal right to vote securities under applicable state or other law (such as by proxy or power of attorney) or (C) Common Stock held of record by a "private foundation" subject to the requirements of Section 509 of the Code. "Beneficially own" and "beneficial ownership" shall have correlative meanings.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

         (e) "Common Stock" shall have the meaning ascribed to such term in the Recitals.

         (f) "Company" shall mean GS Inc., together with its Subsidiaries.

         (g) "Continuing Provisions" shall have the meaning ascribed to such term in Section 7.1(b).

         (h) "Covered Persons" shall mean those persons from time to time listed on Appendix A hereto, and all persons who may become parties to this Agreement and whose name is required to be listed on Appendix A hereto, in each case in accordance with the terms hereof.

         (i) A Covered Person's "Covered Shares" shall mean any shares of Common Stock acquired from the Company by such Covered Person and beneficially owned by such Covered Person at the time in question, but shall not include
     (i) Common Stock beneficially owned as a result of (A) an acquisition, directly or indirectly, from the Company in an underwritten public offering or (B) conversion of securities convertible into Common Stock, where beneficial ownership of the convertible securities was acquired in a transaction described in clause (A) above, (ii) Excluded Shares (as defined in the Plan of Incorporation), (iii) any other Common Stock excluded from the definition of Covered Shares by action of the Board of Directors of GS Inc. prior to the IPO Date or (iv) any other Common Stock acquired under a deferred compensation or employee benefit plan and excluded from the definition of Covered Shares by action of the Board of Directors of GS Inc. and the Shareholders' Committee after the IPO Date. "Covered Shares" shall also include the securities that are defined to be "Covered Shares" in
     Section 6.4.

         (j) The term "employee" shall mean any person employed by the Company who receives compensation, other than a person receiving compensation in the nature of a consulting fee, a pension or a retainer.

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         (k) "Employee Covered Person" shall mean a Covered Person who is an employee of the Company at the time in question.

         (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended to date and as further amended from time to time.

         (m) A reference to an "Exchange Act Rule" shall mean such rule or regulation of the Securities and Exchange Commission under the Exchange Act, as in effect from time to time or as replaced by a successor rule thereto.

         (n) "General Transfer Restrictions" shall have the meaning ascribed to such term in Section 2.2 hereof.

         (o) "GS Inc." shall have the meaning ascribed to such term in the Recitals.

         (p) "IPO Date" shall mean the closing date of the initial public offering of the Common Stock.

         (q) "Permitted Basket Transaction" shall mean the purchase or sale of, or the establishment of a long or short position in, a basket or index of securities (or of a derivative financial instrument with respect to a basket or index of securities) that includes securities of GS Inc., in each case if such purchase, sale or establishment is permitted under the Company's policy on hedging with respect to securities of GS Inc. as announced from time to time.

         (r) A "person" shall include, as applicable, any individual, estate, trust, corporation, partnership, limited liability company, unlimited liability company, foundation, association or other entity.

         (s) "Plan of Incorporation" shall mean the plan for the incorporation and reorganization of the business of The Goldman Sachs Group, L.P. approved by the Schedule II Limited Partners thereof on March 8, 1999, as amended from time to time.

         (t) "PLP Transfer Restrictions" shall have the meaning ascribed to such term in Section 2.1 hereof.

         (u) "Preliminary Vote" shall have the meaning ascribed to such term in
     Section 4.1 hereof.

         (v) "Restricted Person" shall mean any person that is not (i) a Covered Person or (ii) a director, officer or employee of the Company acting in such person's capacity as a director, officer or employee; provided, however, that for purposes of Section 6.1(c) only, the term "Restricted Person" shall not include Sumitomo Bank Capital Markets, Inc. and/or Kamehameha Activities Association to the extent that either or both of such parties are included in such group solely by virtue of their being parties to Voting Agreements, each dated as of April 30, 1999, with GS Inc., as amended from time to time.

         (w) "Shareholders' Committee" shall mean the body constituted to administer the terms and provisions of this Agreement pursuant to Article V hereof.

         (x) "Sole Beneficial Owner" shall mean a person who is the beneficial owner of Covered Shares, who does not share beneficial ownership of such Covered Shares with any other person (other than pursuant to this Agreement or applicable community property laws) and who is the only person (other than pursuant to applicable community property laws) with a direct economic interest in the Covered Shares. An economic interest of the Company as pledgee shall be disregarded for this purpose.

         (y) "Subsidiary" shall mean any person in which GS Inc. owns, directly or indirectly, a majority of the equity economic or voting ownership interest.

         (z) "The Goldman Sachs Defined Contribution Plan" shall mean The Goldman Sachs Defined Contribution Plan adopted by the Board of Directors of GS Inc. on May 7, 1999, as amended or supplemented from time to time, and any successors to such Plan.

         (aa) "Transfer" shall mean any sale, transfer, pledge, hypothecation or other disposition, whether direct or indirect, whether or not for value, and shall include any disposition of the economic or other risks of ownership of Common Stock, including short sales of securities of GS Inc., option transactions (whether physical or cash settled) with respect to securities of GS Inc., use of equity or other derivative financial instruments relating to securities of GS Inc. and other hedging arrangements with respect to securities of GS Inc., in each such case other than Permitted Basket Transactions. Notwithstanding the foregoing, bona fide pledges of Common Stock approved by GS Inc. and foreclosures pursuant thereto shall not constitute Transfers within the meaning of this definition.

         (ab) "Transfer Restrictions" shall mean the General Transfer Restrictions and the PLP Transfer Restrictions.

         (ac) "vote" shall include actions taken or proposed to be taken by written consent.

         (ad) "Voted Covered Shares" shall have the meaning ascribed to such term in Section 4.2(a).

         (ae) "Voting Interests" shall have the meaning ascribed to such term in
     Section 4.1 hereof.

         Section 1.2 Gender. For the purposes of this Agreement, the words "he," "his" or "himself" shall be interpreted to include the masculine, feminine and corporate, other entity or trust form.


                                   ARTICLE II
                        LIMITATIONS ON TRANSFER OF SHARES

         Section 2.1 General. Each Covered Person agrees that such Covered Person shall not Transfer any Covered Shares beneficially owned by such Covered Person, except in accordance with all of the following: (a) the terms of this Agreement, (b) the restrictions on transferability of Common Stock contained in the Plan of Incorporation (the "PLP Transfer Restrictions"), if applicable, and
(c) the terms of any other contract or agreement with the Company or other undertaking by which such Covered Person is bound and to which such Covered Shares are subject.

         Section 2.2 General Transfer Restrictions. Each Covered Person agrees that for so long as such Covered Person is an Employee Covered Person such Covered Person shall at all times be the Sole Beneficial Owner of at least that number of Covered Shares which equals 25% of the aggregate number of Covered Shares (a) beneficially owned by such Covered Person at the time such Covered Person became a Covered Person and (b) beneficial ownership of which is acquired by such Covered Person thereafter, with no reduction in such aggregate number for Covered Shares disposed of by such Covered Person (the "General Transfer Restrictions"). For purposes of this Section 2.2 only, Covered Shares held by the trust underlying The Goldman Sachs Defined Contribution Plan and allocated to a Covered Person shall not be deemed to be beneficially owned by such Covered Person until such Covered Shares are distributed to such Covered Person in accordance with the terms of The Goldman Sachs Defined Contribution Plan. For purposes of this Section 2.2 only, when a delivery of Covered Shares is made by GS Inc. or by the trustee of the trust underlying The Goldman Sachs Defined Contribution Plan to a Covered Person net of Covered Shares to be withheld for tax purposes or to be paid for the receipt of such delivered Covered Shares, the recipient of such delivered number of Covered Shares shall be treated as if such Covered Person acquired the total (gross) number of Covered Shares to be delivered before giving effect to any such withholding or payment.

         Section 2.3 Compliance with Certain Restrictions.

         (a) Each Covered Person agrees that, with respect to all Common Stock beneficially owned by such Covered Person, such Covered Person shall comply with the restrictions on transfer imposed by Section 6(e) of the Underwriting Agreement, dated as of May 3, 1999, among GS Inc. and the several underwriters named therein, whether or not said Section refers to such Covered Person by name.

         (b) Each Employee Covered Person agrees that, with respect to all Common Stock beneficially owned by such Employee Covered Person, and each Covered Person who is not an Employee Covered Person agrees that, with respect to all Covered Shares beneficially owned by such Covered Person which could not then be Transferred without contravening the PLP Transfer Restrictions, at the request of GS Inc. such Covered Person shall comply with any future restrictions on transfer imposed by or with the consent of GS Inc. from time to time in connection with any future offerings of securities of GS Inc., whether by GS Inc. or by any securityholder of GS Inc. and whether or not such restrictions on transfer refer to such Covered Person by name.

         (c) Each Employee Covered Person agrees that, with respect to all Common Stock beneficially owned by such Employee Covered Person, such Employee Covered Person will comply with any restrictions imposed by the Company from time to time to enable the Company or any party to an agreement with the Company to account for a business combination by the pooling of interests method.

         Section 2.4 Holding of Covered Shares in Custody and in Nominee Name; Legend on Certificates; Entry of Stop Transfer Orders.

         (a) Each Covered Person understands and agrees that all Covered Shares beneficially owned by each Employee Covered Person and all Covered Shares which could not then be Transferred without contravening the PLP Transfer Restrictions beneficially owned by each Covered Person who is not an Employee Covered Person (in each case other than Covered Shares held of record by a trustee in a compensation or benefit plan administered by the Company and other Covered Shares that have been pledged to the Company to secure the performance of such Covered Person's obligations under any agreement with the Company) shall be registered in the name of a nominee for such Covered Person and shall be held in the custody of a custodian until otherwise determined by the Shareholders' Committee or the Board of Directors of GS Inc. or until such time as such Covered Shares are released pursuant to Section 2.4(e) or
     Section 2.4(f) hereof (whichever occurs first), and each Covered Person agrees to assign, endorse and register for transfer into such nominee name or deliver to such custodian any such Covered Shares which are not so registered or so held, as the case may be. The form of the custody agreement and the identity of the custodian and nominee must be satisfactory in form and substance to the Shareholders' Committee and GS Inc.

         (b) Whenever the nominee holder shall receive any dividend or other distribution upon any Covered Shares other than in Covered Shares, the Shareholders' Committee will give or cause to be given notice or direction to the applicable nominee and/or custodian referred to in paragraph (a) to permit the prompt distribution of such dividend or distribution to the beneficial owner of such Covered Shares, net of any tax withholding amounts required to be withheld by the nominee, unless the distribution of such dividend or distribution is restricted by the terms of another agreement between the Covered Person and the Company known to the Shareholders' Committee.

         (c) Each Covered Person understands and agrees that any outstanding certificate representing Covered Shares beneficially owned by an Employee Covered Person or representing Covered Shares which could not then be Transferred without contravening the PLP Transfer Restrictions beneficially owned by a Covered Person who is not an Employee Covered Person, and any agreement or other instrument evidencing restricted stock units, options or other rights to receive or acquire Covered Shares beneficially owned by such Covered Person, may bear a legend noted conspicuously on each such certificate, agreement or other instrument reading substantially as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF EITHER OR BOTH OF A SHAREHOLDERS' AGREEMENT AMONG THE GOLDMAN SACHS GROUP, INC. ("GS INC.") AND THE PERSONS NAMED THEREIN AND A PLAN OF INCORPORATION OF THE GOLDMAN SACHS GROUP, L.P., COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF GS INC. AND WHICH, AMONG OTHER MATTERS, PLACE RESTRICTIONS ON THE DISPOSITION AND VOTING OF SUCH SECURITIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD, EXCHANGED, TRANSFERRED, ASSIGNED, PLEDGED, PARTICIPATED, HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE THEREWITH."

         (d) Each Covered Person agrees and consents to the entry of stop transfer orders against the transfer of Covered Shares subject to Transfer Restrictions except in compliance with this Agreement.

         (e) The Shareholders' Committee shall develop procedures for releasing all Covered Shares of each Covered Person who is not an Employee Covered Person which could then be Transferred without contravening any Transfer Restrictions to or at the direction of such Covered Person free and clear of all restrictions and legends described in this Section 2.4.

         (f) The Shareholders' Committee shall also develop procedures for releasing (free and clear of all restrictions and legends described in this Section 2.4) a specified number of Covered Shares of an Employee Covered Person upon the request of any Covered Person and to or at the direction of such Employee Covered Person, provided that such request is accompanied by a certificate of such requesting Covered Person (i) indicating such requesting Covered Person's intention to Transfer promptly such specified number of Covered Shares and (ii) establishing that such specified number of Covered Shares are then permitted to be Transferred without contravening any Transfer Restrictions (which evidence must be satisfactory to the Shareholders' Committee).


                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

         Each Covered Person severally represents and warrants for himself that:

         (a) Such Covered Person has (and with respect to Covered Shares to be acquired, will have) good, valid and marketable title to the Covered Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement, the Plan of Incorporation or another agreement with the Company by which such Covered Person is bound and to which the Covered Shares are subject; and

         (b) (if the Covered Person is other than a natural person, with respect to subsections (i) through (x), and if the Covered Person is a natural person, with respect to subsections (iv) through (x) only): (i) such Covered Person is duly organized and validly existing in good standing under the laws of the jurisdiction of such Covered Person's formation; (ii) such Covered Person has full right, power and authority to enter into and perform this Agreement; (iii) the execution and delivery of this Agreement and the performance of the transactions contemplated herein have been duly authorized, and no further proceedings on the part of such

     Covered Person are necessary to authorize the execution, delivery and performance of this Agreement; and this Agreement has been duly executed by such Covered Person; (iv) the person signing this Agreement on behalf of such Covered Person has been duly authorized by such Covered Person to do so; (v) this Agreement constitutes the legal, valid and binding obligation of such Covered Person, enforceable against such Covered Person in accordance with its terms (subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles); (vi) neither the execution and delivery of this Agreement by such Covered Person nor the consummation of the transactions contemplated herein conflicts with or results in a breach of any of the terms, conditions or provi sions of any agreement or instrument to which such Covered Person is a party or by which the assets of such Covered Person are bound (including without limitation the organizational documents of such Covered Person, if such Covered Person is other than a natural person), or constitutes a default under any of the foregoing, or violates any law or regulation; (vii) such Covered Person has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities, and any other person, if any (including the spouse of such Covered Person with respect to the interest of such spouse in the Covered Shares of such Covered Person if the consent of such spouse is required), required to permit such Covered Person to enter into this Agreement and to consummate the transactions contemplated herein; (viii) there are no actions, suits or proceedings pending, or, to the knowledge of such Covered Person, threatened against or affecting such Covered Person or such Covered Person's assets in any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which, if adversely determined, would impair the ability of such Covered Person to perform this Agreement;
     (ix) the performance of this Agreement will not violate any order, writ, injunction, decree or demand of any court or federal, state, municipal or other gov ernmental department, commission, board, bureau, agency or instrumentality to which such Covered Person is subject; and (x) no statement, representation or warranty made by such Covered Person in this Agreement, nor any information provided by such Covered Person for inclusion in a report filed pursuant to Section 6.3 hereof or in a registration statement filed by GS Inc. contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements, representations or warranties contained herein or information provided therein not misleading.

         Each Covered Person severally agrees for himself that the foregoing provision of this Article III shall be a continuing representation and covenant of such Covered Person during the period that such person shall be a Covered Person and shares of Common Stock of such person shall be Covered Shares, and such Covered Person shall take all actions as shall from time to time be necessary to cure any breach or violation and to obtain any authorizations, consents, approvals and clearances in order that such representations shall be true and correct during the foregoing period.


                                   ARTICLE IV
                                VOTING AGREEMENT

         Section 4.1 Preliminary Vote of Covered Persons. Prior to any vote of the stockholders of GS Inc. there shall be a separate, preliminary vote, on each matter upon which a stockholder vote is proposed to be taken (each, a "Preliminary Vote"), of the Covered Shares beneficially owned by (a) through December 31, 2000, all Covered Persons, and (b) on and after January 1, 2001, the Employee Covered Persons (including in both clause (a) and (b) and for the purpose of this Article IV shares of Common Stock held by the trust underlying The Goldman Sachs Defined Contribution Plan and allocated to Covered Persons (in the case of clause (a)) and Employee Covered Persons (in the case of clause (b)) who are participants therein) (such Covered Shares at any such time, the "Voting Interests"). The Preliminary Vote shall be conducted pursuant to procedures established by the Shareholders' Committee.

         Section 4.2 Voting of the Voting Interests.

         (a) Other than in elections of directors, every Covered Share beneficially owned by an Employee Covered Person, every Covered Share which could not then be Transferred without contravening the PLP Transfer Restrictions beneficially owned by any Covered Person who is not an Employee Covered Person and every Covered Share held by the trust underlying The Goldman Sachs Defined Contribution Plan and allocated to a Covered Person (collectively, the "Voted Covered Shares") shall be voted in accordance with the vote of the majority of the votes cast on the matter in question by the Voting Interests in the Preliminary Vote.

         (b) In elections of directors, every Voted Covered Share shall be voted in favor of the election of those persons, equal in number to the number of such positions to be filled, receiving the highest numbers of votes cast by the Voting Interests in the Preliminary Vote.

         Section 4.3 Irrevocable Proxy and Power of Attorney.

         (a) By his signature hereto, each Covered Person hereby gives the Shareholders' Committee, with full power of substitution and resubstitution, an irrevocable proxy to vote or otherwise act with respect to all of the Covered

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     Person's Voted Covered Shares, as fully, to the same extent and with the same effect as such Covered Person might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation and (i) directs that such proxy shall be voted in connection with such matters as are the subject of a Preliminary Vote as provided in this Agreement --in accordance with such Preliminary Vote, (ii) authorizes the holder of such proxy to vote on such other matters as may come before a meeting of stockholders of GS Inc. or any adjournment thereof and as are related, directly or indirectly, to the matter which was the subject of the Preliminary Vote -- as the aforementioned persons see fit in their discretion but in a manner consistent with the Preliminary Vote, and
     (iii) authorizes the holder of such proxy to vote on such other matters as may come before a meeting of stockholders of GS Inc. or any adjournment thereof (including matters related to adjournment thereof) -- as the aforementioned persons see fit in their discretion but not to cast any vote under this clause (iii) which is inconsistent with the Preliminary Vote or which would achieve an outcome that would frustrate the intent of the Preliminary Vote. Each such Covered Person hereby affirms that this proxy is given as a term of this Agreement and as such is coupled with an interest and is irrevocable. It is further understood and agreed by each such Covered Person that this proxy may be exercised by the aforementioned persons with respect to all Voted Covered Shares of such Covered Person for the period beginning on the date hereof and ending on the date this Agreement shall have been terminated pursuant to Section 7.1(a) hereof.

         (b) By his signature hereto, each Covered Person appoints the Shareholders' Committee, with full power of substitution and resubstitution, his true and lawful attorney-in-fact to direct, in accordance with the provisions of this Article IV, the voting of any Voted Covered Shares held of record by any other person but beneficially owned by such Covered Person (including Voted Covered Shares held by the trust underlying The Goldman Sachs Defined Contribution Plan and allocated to such Covered Person), granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary, advisable or appropriate to carry out fully the intent of Section 4.2 and Section 4.3(a) as such Covered Person might or could do personally, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this power of attorney. It is understood and agreed by each such Covered Person that this appointment, empowerment and authorization may be exercised by the aforementioned persons with respect to all Voted Covered Shares of such Covered Person, and held of record by another person, for the period beginning on the date hereof and ending on the date this Agreement shall have been terminated pursuant to Section 7.1(a) hereof.



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



                                    ARTICLE V
                             SHAREHOLDERS' COMMITTEE

         Section 5.1 Constituency. The Shareholders' Committee shall at any time consist of each of those individuals who are both Employee Covered Persons and members of the Board of Directors of GS Inc. and who agree to serve as members of the Shareholders' Committee.

         Section 5.2 Additional Members. If there are less than three individuals who are both Employee Covered Persons and members of the Board of Directors of GS Inc. and who agree to serve as members of the Shareholders' Committee, the Shareholders' Committee shall consist of each such individual plus such additional individuals who are Employee Covered Persons and who are selected pursuant to procedures established by the Shareholders' Committee as shall assure a Shareholders' Committee of not less than three members who are Employee Covered Persons.

         Section 5.3 Determinations of and Actions by the Shareholders'
Committee.

         (a) All determinations necessary or advisable under this Agreement (including determinations of beneficial ownership) shall be made by the Shareholders' Committee, whose determinations shall be final and binding. The Shareholders' Committee's determinations under this Agreement and the Plan of Incorporation and actions (including waivers) hereunder and thereunder need not be uniform and may be made selectively among Covered Persons (whether or not such Covered Persons are similarly situated).

         (b) Each Covered Person recognizes and agrees that the members of the Shareholders' Committee in acting hereunder shall at all times be acting in their individual capacities and not as directors or officers of the Company and in so acting or failing to act shall not have any fiduciary duties to the Covered Persons as a member of the Shareholders' Committee by virtue of the fact that one or more of such members may also be serving as a director or officer of the Company or otherwise.

         (c) The Shareholders' Committee shall act through a majority vote of its members and such actions may be taken in person at a meeting or by a written instrument signed by all of the members.

         Section 5.4 Certain Obligations of the Shareholders' Committee. The Shareholders' Committee shall be obligated (a) to attend as proxy, or cause a person designated by it and acting as lawful proxy to attend as proxy, each meeting of the stockholders of GS Inc. and to vote or to cause such designee to vote the Covered Shares over which it has the power to vote in accordance with the results of the Preliminary Vote as set forth in Section 4.2, and (b) to develop procedures governing Preliminary Votes and other votes and actions to be taken pursuant to this Agreement.


                                   ARTICLE VI
                        OTHER AGREEMENTS OF THE PARTIES

         Section 6.1 Standstill Provisions. Each Covered Person agrees that such Covered Person shall not, directly or indirectly, alone or in concert with any other person, (a) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are defined in Exchange Act Rule 14a-1) relating to any securities of the Company to or with any Restricted Person; (b) deposit any Covered Shares in a voting trust or subject any Covered Shares to any voting agreement or arrangement that includes as a party any Restricted Person; (c) form, join or in any way participate in a group (as contemplated by Exchange Act Rule 13d-5(b)) with respect to any securities of the Company (or any securities the ownership of which would make the owner thereof a beneficial owner of securities of the Company (for this purpose as determined by Exchange Act Rule 13d-3 and Exchange Act Rule 13d-5)) that includes as a party any Restricted Person; (d) make any announcement subject to Exchange Act Rule 14a-1(l)(2)(iv) to any Restricted Person; (e) initiate or propose any "shareholder proposal" subject to Exchange Act Rule 14a-8; (f) together with any Restricted Person, make any offer or proposal to acquire any securities or assets of GS Inc. or any of its Subsidiaries or solicit or propose to effect or negotiate any form of business combination, restructuring, recapitalization or other extraordinary transaction involving, or any change in control of, GS Inc., its Subsidiaries or any of their respective securities or assets; (g) together with any Restricted Person, seek the removal of any directors or a change in the composition or size of the board of directors of GS Inc.; (h) together with any Restricted Person, in any way participate in a call for any special meeting of the stockholders of GS Inc.; or (i) assist, advise or encourage any person with respect to, or seek to do, any of the foregoing.

         Section 6.2 Expenses.

         (a) GS Inc. shall be responsible for all expenses of the members of the Shareholders' Committee incurred in the operation and administration of this Agreement, including expenses of proxy solicitation for and tabulation of the Preliminary Vote, expenses incurred in preparing appropriate filings and correspondence with the Securities and Exchange Commission, lawyers', accountants', agents', consultants', experts', investment banking and other professionals' fees, expenses incurred in enforcing the provisions of this Agreement, expenses incurred in maintaining any necessary or appropriate books and records relating to this

     Agreement and expenses incurred in the preparation of amendments to and waivers of provisions of this Agreement.

         (b) Each Covered Person shall be responsible for all expenses of such Covered Person incurred in connection with the compliance by such Covered Person with his obligations under this Agreement, including expenses incurred by the Shareholders' Committee or GS Inc. in enforcing the provisions of this Agreement relating to such obligations.

         Section 6.3 Filing of Schedule 13D or 13G.

         (a) In the event that a Covered Person is required to file a report of beneficial ownership on Schedule 13D or 13G with respect to the Covered Shares beneficially owned by him (for this purpose as determined by Exchange Act Rule 13d-3 and Exchange Act Rule 13d-5), such Covered Person agrees that, unless otherwise directed by the Shareholders' Committee, such Covered Person will not file a separate such report, but will file a report together with the other Covered Persons, containing the information required by the Exchange Act, and such Covered Person understands and agrees that such report shall be filed on his behalf by the Shareholders' Committee or any member thereof. Such Covered Person shall cooperate fully with the other Covered Persons and the Shareholders' Committee to achieve the timely filing of any such report and any amendments thereto as may be required, and such Covered Person agrees that any information concerning such Covered Person which such Covered Person furnishes in connection with the preparation and filing of such report will be complete and accurate.

         (b) By his signature hereto, each Covered Person appoints the Shareholders' Committee and each member thereof, with full power of substitution and resubstitution, his true and lawful attorney-in-fact to execute such reports and any and all amendments thereto and to file such reports with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary, advisable or appropriate to carry out fully the intent of this Section 6.3 as such Covered Person might or could do personally, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this power of attorney. Each Covered Person hereby further designates such attorneys as such Covered Person's agents authorized to receive notices and communications with respect to such reports and any amendments thereto. It is understood and agreed by each such Covered Person that this appointment, empowerment and authorization may be exercised by the aforementioned persons for the period beginning on the date hereof and ending on the date such Covered Person is no longer subject to the provisions of this Agreement (and shall extend thereafter for such time as is required to reflect that such Covered Person is no longer a party to this Agreement).

         Section 6.4 Adjustment upon Changes in Capitalization; Adjustments upon Changes of Control; Representatives, Successors and Assigns.

         (a) In the event of any change in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, spin-offs, split-ups, recapitalizations, combinations, exchanges of shares and the like, the term "Covered Shares" shall refer to and include the securities received or resulting therefrom, but only to the extent such securities are received in exchange for or in respect of Covered Shares. Upon the occurrence of any event described in the immediately preceding sentence, the Shareholders' Committee shall make such adjustments to or interpretations of the restrictions of Section 2.2 (and, if it so determines, any other provisions hereof) as it shall deem necessary or desirable to carry out the intent of such provision(s). If the Shareholders' Committee deems it desirable, any such adjustments may take effect from the record date, the "when issued trading date", the "ex dividend date" or another appropriate date.

         (b) In the event of any business combination, restructuring, recapitalization or other extraordinary transaction involving GS Inc., its Subsidiaries or any of their respective securities or assets as a result of which the Covered Persons shall hold voting securities of a person other than GS Inc., the Covered Persons agree that this Agreement shall also continue in full force and effect with respect to such voting securities of such other person formerly representing or distributed in respect of Covered Shares of GS Inc., and the terms "Covered Shares," "Common Stock" and "Voting Interests," and "GS Inc." and "Company," shall refer to such voting securities formerly representing or distributed in respect of Covered Shares of GS Inc. and such person, respectively. Upon the occurrence of any event described in the immediately preceding sentence, the Shareholders' Committee shall make such adjustments to or interpretations of the restrictions of Section 2.2 (and, if it so determines, any other provisions hereof) as it shall deem necessary or desirable to carry out the intent of such provision(s). If the Shareholders' Committee deems it desirable, any such adjustments may take effect from the record date or another appropriate date.

         (c) This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of the Covered Persons (and GS Inc. in the event of a transaction described in Section 6.4(b) hereof); provided, however, that a Covered Person may not assign this Agreement or any of his rights or obligations hereunder without the prior written consent of GS Inc., and any assignment without such consent by a Covered Person shall be void; and provided further that no assignment of this Agreement by GS Inc. or to a successor of GS Inc. (by operation of law or otherwise) shall be valid unless such assignment is made to a person which succeeds to the business of GS Inc. substantially as an entirety.

         Section 6.5 Further Assurances. Each Covered Person agrees to execute such additional documents and take such further action as may be reasonably necessary to effect the provisions of this Agreement.


                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 Term of the Agreement; Termination of Certain Provisions.

         (a) The term of this Agreement shall continue until the first to occur of January 1, 2050 and such time as this Agreement is terminated by the affirmative vote of not less than 66 2/3% of the outstanding Voting Interests. If this Agreement is terminated prior to the expiration or termination of the restrictions on transfer referred to in Section 2.3(a), such restrictions on transfer shall continue to apply in accordance with the provisions of Section 6(e) of the Underwriting Agreement referred to in
     Section 2.3(a) unless waived or terminated as provided in said Underwriting Agreement. If this Agreement is terminated prior to the expiration or termination of the PLP Transfer Restrictions, the PLP Transfer Restrictions shall continue to apply in accordance with the provisions of the Plan of Incorporation unless waived or terminated as provided in the Plan of Incorporation.

         (b) Unless this Agreement is theretofore terminated pursuant to Section 7.1(a) hereof, any Covered Person who ceases to be an employee for any reason other than death shall no longer be bound by the provisions of
     Section 2.2 and Section 6.1 hereof (unless such Covered Person is subject to the PLP Transfer Restrictions in which case Section 6.1 shall continue to apply until December 31, 2000) but shall be bound by all other provisions of this Agreement until such time as such Covered Person holds all Covered Shares free from PLP Transfer Restrictions. Thereafter, such Covered Person shall no longer be bound by the provisions of this Agreement (other than Sections 5.3, 6.2, 6.3, 6.5, 7.4, 7.5, 7.6, 7.8, 7.10 and 7.11
     (the "Continuing Provisions")), and such Covered Person's name shall be removed from Appendix A to this Agreement.

         (c) Unless this Agreement is theretofore terminated pursuant to Section 7.1(a) hereof, the estate of any Covered Person who ceases to be an employee by reason of death or any Covered Person who ceases to be an employee for any reason other than death and who subsequently dies shall from and after the date of such death be bound only by the restrictions on transfer imposed by Section 2.3(a) hereof and the Continuing Provisions; and upon the expiration of the restrictions in Section 2.3(a), the estate of such Covered Person shall no longer be bound by the provisions of this Agreement (other than the Continuing Provisions), and such Covered Person's name shall be removed from Appendix A to this Agreement.

         Section 7.2 Amendments.

         (a) Except as provided in this Section 7.2, provisions of this Agreement may be amended only by the affirmative vote of a majority of the outstanding Voting Interests.

         (b) This Section 7.2(b), Section 7.1(a) and Section 7.3(a)(i) may be amended only by the affirmative vote of 66 2/3% of the outstanding Voting Interests. Any amendment of any other provision of this Agreement that would have the effect, in connection with a tender or exchange offer by any person other than the Company as to which the Board of Directors of GS Inc. is recommending rejection, of permitting Transfers which would not be permitted by the terms of this Agreement as theretofore in effect shall also require the affirmative vote of 66 2/3% of the outstanding Voting Interests.

         (c) This Section 7.2(c), Article V, Section 7.3(b) and any other provision the amendment (or addition) of which has the effect of materially changing the rights or obligations of the Shareholders' Committee hereunder may be amended (or added) either (i) with the approval of the Shareholders' Committee and the affirmative vote of a majority of the Voting Interests or
     (ii) by the affirmative vote of 66 2/3% of the outstanding Voting
     Interests.

         (d) In addition to any other vote or approval that may be required under this Section 7.2, any amendment to the General Transfer Restrictions that would make such General Transfer Restrictions materially more onerous to a Covered Person will not be enforceable against that Covered Person unless that Covered Person has consented to such amendment.

         (e) In addition to any other vote or approval that may be required under this Section 7.2, any amendment of this Agreement that has the effect of changing the obligations of GS Inc. hereunder to make such obligations materially more onerous to GS Inc. shall require the approval of GS Inc.

         (f) In addition to any other vote or approval that may be required under this Section 7.2, any amendment that has the effect of amending the provisions of Section 2.3(a), 2.3(b) or 2.3(c) shall require the approval of GS Inc.

         (g) Each Covered Person understands that it is intended that each managing director of the Company will be a Covered Person under this Agreement or will become a Covered Person upon his appointment to such position, and each Covered Person further understands that from time to time certain other persons may become Covered Persons and certain Covered Persons will cease to be bound by the provisions of this Agreement pursuant to the terms hereof. Accordingly, this Agreement may be amended by action of the Shareholders' Committee from time to time and without the approval of any other person, but solely for the purposes of (i) adding to Appendix A such persons as shall be made party to this Agreement pursuant to the terms hereof or shall (A) be appointed managing directors of the Company and (B) execute a counterpart of the signature page of this Agreement, such addition to be effective as of the time of such action or appointment and
     (ii) removing from Appendix A such persons as shall cease to be bound by the provisions of this Agreement pursuant to Sections 7.1(b) or (c) hereof, which additions and removals shall be given effect from time to time by appropriate changes to Appendix A.

         Section 7.3 Waivers. The Transfer Restrictions and the other provisions of this Agreement may be waived only as provided in this Section 7.3.

         (a) The holders of the outstanding Voting Interests may waive the Transfer Restrictions and the other provisions of this Agreement without the consent of any other person as follows:

             (i) The Transfer Restrictions may be waived, in connection with any tender or exchange offer by any person other than the Company as to which the Board of Directors of GS Inc. is recommending rejection at the time of such waiver, only by the affirmative vote of 66 2/3% of the outstanding Voting Interests;

            (ii) The Transfer Restrictions may be waived, in connection with any tender or exchange offer by any person other than the Company as to which the Board of Directors of GS Inc. is recommending acceptance or is not making any recommendation with respect to acceptance at the time of such waiver, only by the affirmative vote of a majority of the outstanding Voting Interests;

           (iii) The Transfer Restrictions may be waived, in connection with any tender or exchange offer by the Company, by the affirmative vote of a majority of the outstanding Voting Interests;

            (iv) In all circumstances other than those set forth in Section 7.3(a)(i), (ii) and (iii), the provisions of this Agreement may be waived only by the affirmative vote of a majority of the outstanding Voting Interests; provided, however, that the holders of the outstanding Voting Interests may not waive the provisions of this Agreement in the circumstances set forth in
                  Section 7.3(b); and

             (v) In addition to any other action that may be required under this Section 7.3(a), any waiver that has the effect of waiving the provisions of Section 2.3(a), 2.3(b) or 2.3(c) shall require the approval of GS Inc.

         (b) The Shareholders' Committee may waive the Transfer Restrictions and the other provisions of this Agreement without the consent of any other person as follows:

             (i) The Shareholders' Committee may waive the Transfer Restrictions and the other provisions of this Agreement to permit: (A) Covered Persons to participate as sellers in underwritten public offerings of, and stock repurchase programs and tender offers by GS Inc. for, Common Stock; (B) Transfers of Covered Shares to organizations described in
                  Section 501(c)(3) of the Code, including gifts to "private foundations" subject to the requirements of Section 509 of the Code; (C) Transfers of Covered Shares held in employee benefit plans of the Company either generally or in particular situations; and (D) particular Covered Persons or all Covered Persons to Transfer Covered Shares in particular situations (such as Transfers to family members, partnerships or trusts), but not generally (provided that in each of (A) through (D), waivers of the restrictions imposed by Section 2.3(a), 2.3(b) and 2.3(c) shall also require the prior written consent of GS Inc.);

            (ii) The Shareholders' Committee may waive the PLP Transfer Restrictions in all circumstances other than in connection with a tender or exchange offer by any person other than the Company; and

           (iii) The Shareholders' Committee may waive any or all of the Transfer Restrictions and the other provisions of this Agreement with respect to Covered Shares owned by a person at the time the person becomes a managing director of the Company or acquired by the person in connection with such person's becoming a managing director of the Company; provided that such person was not an employee of the Company prior to the granting of such waiver by the Shareholders' Committee.

         (c) GS Inc. agrees that the PLP Transfer Restrictions shall be deemed to be waived under the Plan of Incorporation if they are waived as provided in this Agreement.

         (d) In connection with any waiver granted under this Agreement, the Shareholders' Committee or the holders of the percentage of Voting Interests required for the waiver, as the case may be, may impose such conditions as they determine on the granting of such waivers.

         (e) The failure of the Company or the Shareholders' Committee at any time or times to require performance of any provision of this Agreement shall in no manner affect the rights at a later time to enforce the same. No waiver by the Company or the Shareholders' Committee of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or the breach of any other term of this Agreement.

         Section 7.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         Section 7.5 Resolution of Disputes.

         (a) The Shareholders' Committee shall have the sole and exclusive power to enforce the provisions of this Agreement. The Shareholders' Committee may in its sole discretion request GS Inc. to conduct such enforcement, and GS Inc. agrees to conduct such enforcement as requested and directed by the Shareholders' Committee.

         (b) Without diminishing the finality and conclusive effect of any determination by the Shareholders' Committee of any matter under this Agreement which is provided herein to be determined or proposed by the Shareholders' Committee (and subject to the provisions of paragraphs (c) and (d) hereof), any dispute, controversy or claim arising out of or relating to or concerning the provisions of this Agreement shall be finally settled by arbitration in New York City before, and in accordance with the rules then obtaining of, the New York Stock Exchange, Inc. ("NYSE"), or if the NYSE declines to arbitrate the matter, the American Arbitration Association ("AAA") in accordance with the commercial arbitration rules of the AAA.

         (c) Notwithstanding the provisions of paragraph (b), and in addition to its right to submit any dispute or controversy to arbitration, the Shareholders' Committee may bring, or may cause GS Inc. to bring, on behalf of the Shareholders' Committee or on behalf of one or more Covered Persons, an action or special proceeding in a state or federal court of competent jurisdiction sitting in the State of Delaware, whether or not an arbitration proceeding has theretofore been or is ever initiated, for the purpose of temporarily, preliminarily or permanently enforcing the provisions of this Agreement and, for the purposes of this paragraph (c), each Covered Person (i) expressly consents to the application of paragraph
     (d) to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate and (iii) irrevocably appoints each General Counsel of GS Inc., c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 as such Covered Person's agent for service of process in connection with any such action or proceeding, who shall promptly advise such Covered Person of any such service of process.

         (d) (i) EACH COVERED PERSON HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF DELAWARE OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT THAT IS NOT OTHERWISE ARBITRATED ACCORDING TO THE PROVISIONS OF PARAGRAPH (B) HEREOF. This includes any suit, action or proceeding to compel arbitration or to enforce an arbitration award. The parties acknowledge that the forum designated by this paragraph (d) has a reasonable relation to this Agreement, and to the parties' relationship with one another. Notwithstanding the foregoing, nothing herein shall preclude the Shareholders' Committee or GS Inc. from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 7.5.

         (ii) The agreement of the parties as to forum is independent of the law that may be applied in the action, and they each agree to such forum even if the forum may under applicable law choose to apply non-forum law. The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (d)(i). The parties undertake not to commence any action arising out of or relating to or concerning this Agreement in any forum other than a forum described in paragraph (d)(i). The parties agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the parties.

         Section 7.6 Relationship of Parties. The terms of this Agreement are intended not to create a separate entity for U.S. federal income tax purposes, and nothing in this Agreement shall be read to create any partnership, joint venture or separate entity among the parties or to create any trust or other fiduciary relationship between them.

         Section 7.7 Notices.

         (a) Any communication, demand or notice to be given hereunder will be duly given (and shall be deemed to be received) when delivered in writing by hand or first class mail or by telecopy to a party at its address as indicated below:

         If to a Covered Person,

             c/o The Goldman Sachs Group, Inc.
             85 Broad Street
             New York, New York 10004
             Telecopy: (212) 902-3876
             Attention: General Counsel;

         If to the Shareholders' Committee, at

             Shareholders' Committee under the Shareholders' Agreement, dated May 7, 1999
             c/o The Goldman Sachs Group, Inc.
             85 Broad Street
             New York, New York 10004
             Telecopy: (212) 902-3876
             Attention:  General Counsel;

         and

         If to GS Inc., at

             The Goldman Sachs Group, Inc.
             85 Broad Street
             New York, New York 10004
             Telecopy: (212) 902-3876

             Attention: General Counsel.

         GS Inc. shall be responsible for notifying each Covered Person of the receipt of a communication, demand or notice under this Agreement relevant to such Covered Person at the address of such Covered Person then in the records of GS Inc. (and each Covered Person shall notify GS Inc. of any change in such address for communications, demands and notices).

         (b) Unless otherwise provided to the contrary herein, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by telecopy.

         Section 7.8 Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

         Section 7.9 Right to Determine Tender Confidentially. In connection with any tender or exchange offer for all or any portion of the outstanding Common Stock, subject to compliance with all applicable restrictions on Transfer in this Agreement, the Plan of Incorporation or any other agreement with GS Inc., each Covered Person will have the right to determine confidentially whether such Covered Person's Covered Shares will be tendered in such tender or exchange offer.

         Section 7.10 No Third-Party Rights. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         Section 7.11 Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

         Section 7.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Agreement as of the dates indicated.

                                          THE GOLDMAN SACHS GROUP, INC.


                                          By:/s/ Robert J. Katz
                                             ----------------------------------
                                             Name: Robert J. Katz
                                             Title: Executive Vice President


Dated : May 7, 1999









                 [Signature Page 1 and Signature Page 2 Follow]

                                Signature Page 1
                                       to
                             Shareholders' Agreement

                                                     Bradley I. Abelow
                                                     Paul M. Achleitner
                                                     Jonathan R. Aisbitt
                                                     Andrew M. Alper
                                                     Armen A. Avanessians
                                                     David M. Baum
                                                     Ron E. Beller
                                                     Milton R. Berlinski
                                                     Lloyd C. Blankfein
                                                     David W. Blood
                                                     Peter L. Briger Jr.
                                                     Richard J. Bronks
                                                     Lawrence R. Buchalter
                                                     Michael J. Carr
                                                     Christopher J. Carrera
                                                     Mary Ann Casati
                                                     Andrew A. Chisholm
                                                     Zachariah Cobrinik
                                                     Abby Joseph Cohen
                                                     Gary D. Cohn
                                                     Christopher A. Cole
                                                     Carlos A. Cordeiro
                                                     Henry Cornell
                                                     E. Gerald Corrigan
                                                     Jon S. Corzine
                                                     Claudio Costamagna
                                                     Frank L. Coulson, Jr.
                                                     Randolph L. Cowen
                                                     Philip M. Darivoff
                                                     Timothy D. Dattels
                                                     Gavyn Davies
                                                     David A. Dechman
                                                     Paul C. Deighton
                                                     Robert V. Delaney
                                                     Joseph Della Rosa
                                                     Alexander C. Dibelius
                                                     John O. Downing
                                                     Connie K. Duckworth
                                                     C. Steven Duncker
                                                     Gordon E. Dyal
                                                     Glenn P. Earle

                                Signature Page 1
                                       to
                         Shareholders' Agreement (cont.)

                                                     Paul S. Efron
                                                     J. Michael Evans
                                                     W. Mark Evans
                                                     Pieter Maarten Feenstra
                                                     Lawton W. Fitt
                                                     David B. Ford
                                                     Edward C. Forst
                                                     Christopher G. French
                                                     Richard A. Friedman
                                                     Joseph D. Gatto
                                                     Peter C. Gerhard
                                                     Nomi P. Ghez
                                                     Joseph H. Gleberman
                                                     Richard J. Gnodde
                                                     Jeffrey B. Goldenberg
                                                     Jacob D. Goldfield
                                                     Amy O. Goodfriend
                                                     Andrew M. Gordon
                                                     Geoffrey T. Grant
                                                     Eric P. Grubman
                                                     Joseph D. Gutman
                                                     Robert S. Harrison
                                                     Thomas J. Healey
                                                     Sylvain M. Hefes
                                                     David B. Heller
                                                     Steven M. Heller
                                                     David L. Henle
                                                     Mary C. Henry
                                                     Robert E. Higgins
                                                     M. Roch Hillenbrand
                                                     Jacquelyn M. Hoffman-Zehner
                                                     Robert J. Hurst
                                                     Francis J. Ingrassia
                                                     Timothy J. Ingrassia
                                                     Reuben Jeffery III
                                                     Stefan J. Jentzsch
                                                     Chansoo Joung
                                                     Ann F. Kaplan
                                                     Barry A. Kaplan
                                                     Robert S. Kaplan
                                                     Scott B. Kapnick

                                Signature Page 1
                                       to
                         Shareholders' Agreement (cont.)

                                                     Erland S. Karlsson
                                                     Robert J. Katz
                                                     Kevin W. Kennedy
                                                     Peter D. Kiernan III
                                                     Douglas W. Kimmelman
                                                     Bradford C. Koenig
                                                     Jonathan L. Kolatch
                                                     Peter S. Kraus
                                                     David G. Lambert
                                                     Thomas D. Lasersohn
                                                     Anthony D. Lauto
                                                     Matthew G. L'Heureux
                                                     Lawrence H. Linden
                                                     Robert Litterman
                                                     Robert H. Litzenberger
                                                     Jonathan M. Lopatin
                                                     Michael R. Lynch
                                                     Peter G.C. Mallinson
                                                     Ronald G. Marks
                                                     Eff W. Martin
                                                     David J. Mastrocola
                                                     John P. McNulty
                                                     E. Scott Mead
                                                     Sanjeev K. Mehra
                                                     T. Willem Mesdag
                                                     Eric M. Mindich
                                                     Steven T. Mnuchin
                                                     Masanori Mochida
                                                     Karsten N. Moller
                                                     Thomas K. Montag
                                                     Wayne L. Moore
                                                     Robert B. Morris III
                                                     Michael P. Mortara
                                                     Sharmin Mossavar-Rahmani
                                                     Edward A. Mule
                                                     Philip D. Murphy
                                                     Thomas S. Murphy, Jr.
                                                     Avi M. Nash
                                                     Daniel M. Neidich
                                                     Kipp M. Nelson
                                                     Robin Neustein

                                Signature Page 1
                                       to
                         Shareholders' Agreement (cont.)

                                                     Suzanne M. Nora Johnson
                                                     Michael E. Novogratz
                                                     Alok Oberoi
                                                     Terence J. O'Neill
                                                     Timothy J. O'Neill
                                                     Donald C. Opatrny, Jr.
                                                     Robert J. O'Shea
                                                     Greg M. Ostroff
                                                     Terence M. O'Toole
                                                     Robert J. Pace
                                                     Gregory K. Palm
                                                     Henry M. Paulson, Jr.
                                                     Scott M. Pinkus
                                                     Timothy C. Plaut
                                                     Wiet H. Pot
                                                     John J. Powers
                                                     Michael A. Price
                                                     Scott S. Prince
                                                     Stephen D. Quinn
                                                     Michael G. Rantz
                                                     Girish V. Reddy
                                                     Arthur J. Reimers
                                                     James P. Riley, Jr.
                                                     Simon M. Robertson
                                                     J. David Rogers
                                                     Emmanuel Roman
                                                     Ralph F. Rosenberg
                                                     Stuart M. Rothenberg
                                                     Michael S. Rubinoff
                                                     Richard M. Ruzika
                                                     John C. Ryan
                                                     Michael D. Ryan
                                                     Richard A. Sapp
                                                     Joseph Sassoon
                                                     Tsutomu Sato
                                                     Muneer A. Satter
                                                     Jonathan S. Savitz
                                                     Peter Savitz
                                                     Howard B. Schiller
                                                     Antoine Schwartz
                                                     Eric S. Schwartz

                                Signature Page 1
                                       to
                         Shareholders' Agreement (cont.)

                                                     Mark Schwartz
                                                     Charles B. Seelig, Jr.
                                                     Steven M. Shafran
                                                     Richard S. Sharp
                                                     James M. Sheridan
                                                     Richard G. Sherlund
                                                     Michael S. Sherwood
                                                     Howard A. Silverstein
                                                     Dinakar Singh
                                                     Christian J. Siva-Jothy
                                                     Cody J Smith
                                                     Jonathan S. Sobel
                                                     Marc A. Spilker
                                                     Daniel W. Stanton
                                                     Esta E. Stecher
                                                     Fredric E. Steck
                                                     Robert K. Steel
                                                     Hsueh J. Sung
                                                     Peter D. Sutherland
                                                     Gene T. Sykes
                                                     Mark R. Tercek
                                                     Donald F. Textor
                                                     John A. Thain
                                                     John L. Thornton
                                                     John R. Tormondsen
                                                     Leslie C. Tortora
                                                     John L. Townsend, III
                                                     Byron D. Trott
                                                     Robert B. Tudor III
                                                     Thomas E. Tuft
                                                     Malcolm B. Turnbull
                                                     John E. Urban
                                                     Lee G. Vance
                                                     David A. Viniar
                                                     Barry S. Volpert
                                                     George H. Walker
                                                     Thomas B. Walker III
                                                     Patrick J. Ward
                                                     John S. Weinberg
                                                     Peter A. Weinberg
                                                     George W. Wellde, Jr.

                                Signature Page 1
                                       to
                         Shareholders' Agreement (cont.)

                                                     Anthony G. Williams
                                                     Gary W. Williams
                                                     Kendrick R. Wilson III
                                                     Jon Winkelried
                                                     Steven J. Wisch
                                                     Richard E. Witten
                                                     Tracy R. Wolstencroft
                                                     Yasuyo Yamazaki
                                                     Danny O. Yee
                                                     Michael J. Zamkow
                                                     Yoel Zaoui
                                                     Gregory H. Zehner
                                                     Jide J. Zeitlin
                                                     Joseph R. Zimmel
                                                     Barry L. Zubrow
                                                     Mark A. Zurack



                                                     By:/s/ Gregory K. Palm
                                                        ------------------------
                                                        Name: Gregory K. Palm
                                                        Title: Attorney-in-Fact

Dated: May 7, 1999

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ Peter C. Aberg                        By:/s/ Tarek M. Ben Halim
   --------------------------------             --------------------------------
   Name: Peter C. Aberg                         Name: Tarek M. Ben Halim


By:/s/ Elliot M. Alchek                      By:/s/ Jaime I. Bergel
   --------------------------------             --------------------------------
   Name: Elliot M. Alchek                       Name: Jaime I. Bergel


By:/s/ Philippe J. Altuzarra                 By:/s/ Todd L. Bergman
   --------------------------------             --------------------------------
   Name: Philippe J. Altuzarra                  Name: Todd L. Bergman


By:/s/ Kazutaka P. Arai                      By:/s/ Andrew S. Berman
   --------------------------------             --------------------------------
   Name: Kazutaka P. Arai                       Name: Andrew S. Berman


By:/s/ David M. Atkinson                     By:/s/ Frances R. Bermanzohn
   --------------------------------             --------------------------------
   Name: David M. Atkinson                      Name:  Frances R. Bermanzohn


By:/s/ Mitchel J. August                     By:/s/ Jeffrey J. Bernstein
   --------------------------------             --------------------------------
   Name: Mitchel J. August                      Name: Jeffrey J. Bernstein


By:/s/ John S. Barakat                       By:/s/ Robert A. Berry
   --------------------------------             --------------------------------
   Name: John S. Barakat                       Name: Robert A. Berry


By:/s/ Barbara J. Basser-Bigio               By:/s/ Jean-Luc Biamonti
   --------------------------------             --------------------------------
   Name: Barbara J. Basser-Bigio               Name: Jean-Luc Biamonti


By:/s/ Robert A. Beckwitt                    By:/s/ James J. Birch
   --------------------------------             --------------------------------
   Name: Robert A. Beckwitt                     Name: James J. Birch


By:/s/ Jonathan A. Beinner                   By:/s/ David R. Boles
   --------------------------------             --------------------------------
   Name:  Jonathan A. Beinner                   Name: David R. Boles

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ David A. Bolotsky                     By:/s/ Timothy B. Bunting
   --------------------------------             --------------------------------
   Name: David A. Bolotsky                      Name: Timothy B. Bunting


By:/s/ Charles W.A. Bott                     By:/s/ Calvert C. Burkhart
   --------------------------------             --------------------------------
   Name: Charles W.A. Bott                      Name: Calvert C. Burkhart


By:/s/ Charles C. Bradford III               By:/s/ Michael S. Burton
   --------------------------------             --------------------------------
   Name: Charles C. Bradford III                Name: Michael S. Burton


By:/s/ Benjamin S. Bram                      By:/s/ George H. Butcher III
   --------------------------------             --------------------------------
   Name: Benjamin S. Bram                       Name: George H. Butcher III


By:/s/ Thomas C. Brasco                      By:/s/ Lawrence V. Calcano
   --------------------------------             --------------------------------
   Name: Thomas C. Brasco                       Name: Lawrence V. Calcano


By:/s/  Craig W. Broderick                   By:/s/ John D. Campbell
   --------------------------------             --------------------------------
   Name: Craig W. Broderick                     Name: John D. Campbell


By:/s/  Charles K. Brown                     By:/s/ Richard M.Campbell-Breeden
   ---------------------------------            --------------------------------
   Name: Charles K. Brown                       Name: Richard M.Campbell-Breeden


By:/s/   Vern J. Brownell                    By:/s/ Anthony H. Carpet
   --------------------------------             --------------------------------
   Name: Vern J. Brownell                       Name: Anthony H. Carpet


By:/s/   Peter D. Brundage                   By:/s/ Virginia E. Carter
   --------------------------------             --------------------------------
   Name: Peter D. Brundage                      Name: Virginia E. Carter


By:/s/ Steven M. Bunson                      By:/s/ Calvin R. Carver, Jr.
   --------------------------------             --------------------------------
   Name: Steven M. Bunson                       Name: Calvin R. Carver, Jr.

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ Chris Casciato                        By:/s/ Timothy J. Cole
   --------------------------------             --------------------------------
   Name: Chris Casciato                         Name: Timothy J. Cole


By:/s/ Douglas W. Caterfino                  By:/s/ Laura C. Conigliaro
   --------------------------------             --------------------------------
   Name: Douglas W. Caterfino                   Name: Laura C. Conigliaro


By:/s/ Michael J. Certo                      By:/s/ Frank T. Connor
   --------------------------------             --------------------------------
   Name: Michael J. Certo                       Name: Frank T. Connor


By:/s/ Varkki P. Chacko                      By:/s/ Donna L. Conti
   --------------------------------             --------------------------------
   Name: Varkki P. Chacko                       Name: Donna L. Conti


By:/s/ David K. Chang                        By:/s/ Edith W. Cooper
   --------------------------------             --------------------------------
   Name: David K. Chang                         Name: Edith W. Cooper


By:/s/ Thomas P. Chang                       By:/s/ Philip A. Cooper
   --------------------------------             --------------------------------
   Name: Thomas P. Chang                        Name: Philip A. Cooper


By:/s/ Sacha A. Chiaramonte                  By:/s/ John W. Copeland
   --------------------------------             --------------------------------
   Name: Sacha A. Chiaramonte                   Name: John W. Copeland


By:/s/ Robert J. Christie                    By:/s/ Neil D. Crowder
   --------------------------------             --------------------------------
   Name: Robert J. Christie                     Name: Neil D. Crowder


By:/s/ Peter T. Cirenza                      By:/s/ John W. Curtis
   --------------------------------             --------------------------------
   Name: Peter T. Cirenza                       Name: John W. Curtis


By:/s/ Kent A. Clark                         By:/s/ Stephen C. Daffron
   --------------------------------             --------------------------------
   Name: Kent A. Clark                          Name: Stephen C. Daffron

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ John S. Daly                          By:/s/ Jana Hale Doty
   --------------------------------             --------------------------------
   Name: John S. Daly                           Name: Jana Hale Doty


By:/s/ Matthew S. Darnall                    By:/s/ Robert G. Doumar, Jr.
   --------------------------------             --------------------------------
   Name: Matthew S. Darnall                     Name: Robert G. Doumar, Jr.


By:/s/ Juan A. Del Rivero                    By:/s/ Michael B. Dubno
   --------------------------------             --------------------------------
   Name: Juan A. Del Rivero                     Name: Michael B. Dubno


By:/s/ Emanuel Derman                        By:/s/ William C. Dudley
   --------------------------------             --------------------------------
   Name: Emanuel Derman                         Name: William C. Dudley


By:/s/ Andrew C. Devenport                   By:/s/ Matthieu B. Duncan
   --------------------------------             --------------------------------
   Name: Andrew C. Devenport                    Name: Matthieu B. Duncan


By:/s/ Stephen D. Dias                       By:/s/ Karlo J. Duvnjak
   --------------------------------             --------------------------------
   Name: Stephen D. Dias                        Name: Karlo J. Duvnjak


By:/s/ Simon P. Dingemans                    By:/s/ Jay S. Dweck
   --------------------------------             --------------------------------
   Name: Simon P. Dingemans                     Name: Jay S. Dweck


By:/s/ Sandra D'Italia                       By:/s/ Isabelle Ealet
   --------------------------------             --------------------------------
   Name: Sandra D'Italia                        Name: Isabelle Ealet


By:/s/ Paula A.  Dominick                    By:/s/ Herbert E. Ehlers
   --------------------------------             --------------------------------
   Name: Paula A. Dominick                      Name: Herbert E. Ehlers


By:/s/ Noel B. Donohoe                       By:/s/ Alexander S. Ehrlich
   --------------------------------             --------------------------------
   Name: Noel B. Donohoe                        Name: Alexander S. Ehrlich

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ John E. Eisenberg                     By:/s/ Robert P. Fisher, Jr.
   --------------------------------             --------------------------------
   Name: John E. Eisenberg                      Name: Robert P. Fisher, Jr.


By:/s/ Glenn D. Engel                        By:/s/ Stephen C. Fitzgerald
   --------------------------------             --------------------------------
   Name: Glenn D. Engel                         Name: Stephen C. Fitzgerald


By:/s/ Michael P. Esposito                   By:/s/ David N. Fleischer
   --------------------------------             --------------------------------
   Name: Michael P. Esposito                    Name: David N. Fleischer


By:/s/ George C. Estey                       By:/s/ Jeffrey S. Flug
   --------------------------------             --------------------------------
   Name: George C. Estey                        Name: Jeffrey S. Flug


By:/s/ Mark D. Ettenger                      By:/s/ Eric O. Fornell
   --------------------------------             --------------------------------
   Name: Mark D. Ettenger                       Name: Eric O. Fornell


By:/s/ Charles P. Eve                        By:/s/ Oliver L. Frankel
   --------------------------------             --------------------------------
   Name: Charles P. Eve                         Name: Oliver L. Frankel


By:/s/ Paul D. Farrell                       By:/s/ Matthew T. Fremont-Smith
   --------------------------------             --------------------------------
   Name: Paul D. Farrell                        Name: Matthew T. Fremont-Smith


By:/s/ Elizabeth C. Fascitelli               By:/s/ C. Douglas Fuge
   --------------------------------             --------------------------------
   Name: Elizabeth C. Fascitelli                Name: C. Douglas Fuge


By:/s/ Steven M. Feldman                     By:/s/ Emmanuel Gavaudan
   --------------------------------             --------------------------------
   Name: Steven M. Feldman                      Name: Emmanuel Gavaudan


By:/s/ Laurie R. Ferber                      By:/s/ Eduardo B. Gentil
   --------------------------------             --------------------------------
   Name: Laurie R. Ferber                       Name: Eduardo B. Gentil

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ H. John Gilbertson, Jr.               By:/s/ Erol Hakanoglu
   --------------------------------             --------------------------------
   Name: H. John Gilbertson, Jr.                Name: Erol Hakanoglu


By:/s/ Alan R. Gillespie                     By:/s/ Roger C. Harper
   --------------------------------             --------------------------------
   Name: Alan R. Gillespie                      Name: Roger C. Harper


By:/s/ Jay S. Goodgold                       By:/s/ Charles T. Harris III
   --------------------------------             --------------------------------
   Name: Jay S. Goodgold                        Name: Charles T. Harris III


By:/s/ Robert D. Gottlieb                    By:/s/ Shelley A. Hartman
   --------------------------------             --------------------------------
   Name: Robert D. Gottlieb                     Name: Shelley A. Hartman


By:/s/ William M. Grathwohl                  By:/s/ Nobumichi Hattori
   --------------------------------             --------------------------------
   Name: William M. Grathwohl                   Name: Nobumichi Hattori


By:/s/ David J. Greenwald                    By:/s/ Stephen J. Hay
   --------------------------------             --------------------------------
   Name: David J. Greenwald                     Name: Stephen J. Hay


By:/s/ Louis S. Greig                        By:/s/ Walter H. Haydock
   --------------------------------             --------------------------------
   Name: Louis S. Greig                         Name: Walter H. Haydock


By:/s/ Christopher Grigg                     By:/s/ Isabelle Hayen
   --------------------------------             --------------------------------
   Name: Christopher Grigg                      Name: Isabelle Hayen


By:/s/ Douglas C. Grip                       By:/s/ John P. Heanue
   --------------------------------             --------------------------------
   Name:  Douglas C. Grip                       Name: John P. Heanue


By:/s/ Celeste A. Guth                       By:/s/ Robert C. Heathcote
   --------------------------------             --------------------------------
   Name: Celeste A. Guth                        Name: Robert C. Heathcote

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ R. Douglas Henderson                  By:/s/ Masahiro Iwano
   --------------------------------             --------------------------------
   Name: R. Douglas Henderson                   Name: Masahiro Iwano


By:/s/ Maykin Ho                             By:/s/ William L. Jacob III
   --------------------------------             --------------------------------
   Name: Maykin Ho                              Name: William L. Jacob III


By:/s/ Timothy E. Hodgson                    By:/s/  Mark M. Jacobs
   --------------------------------             --------------------------------
   Name: Timothy E. Hodgson                     Name:  Mark M. Jacobs


By:/s/ Christopher G. Hogg                   By:/s/ Richard I. Jaffee
   --------------------------------             --------------------------------
   Name: Christopher G. Hogg                    Name: Richard I. Jaffee


By:/s/ Gregory T. Hoogkamp                   By:/s/ Dan H. Jester
   --------------------------------             --------------------------------
   Name: Gregory T. Hoogkamp                    Name: Dan H. Jester


By:/s/ Robert D. Hormats                     By:/s/ Daniel J. Jick
   --------------------------------             --------------------------------
   Name: Robert D. Hormats                      Name: Daniel J. Jick


By:/s/ Robert G. Hottensen, Jr.              By:/s/ Robert H. Jolliffe
   --------------------------------             --------------------------------
   Name: Robert G. Hottensen, Jr.               Name: Robert H. Jolliffe


By:/s/ James A. Hudis                        By:/s/ Robert C. Jones
   --------------------------------             --------------------------------
   Name: James A. Hudis                         Name: Robert C. Jones


By:/s/ Terry P. Hughes                       By:/s/ Reginald L. Jones III
   --------------------------------             --------------------------------
   Name: Terry P. Hughes                        Name: Reginald L. Jones III


By:/s/ Bimaljit S. Hundal                    By:/s/ Andrew J. Kaiser
   --------------------------------             --------------------------------
   Name: Bimaljit S. Hundal                     Name: Andrew J. Kaiser

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ Donald G. Kane II                     By:/s/ Kevin M. Kelly
   --------------------------------             --------------------------------
   Name: Donald G. Kane II                      Name: Kevin M. Kelly


By:/s/ David A. Kaplan                       By:/s/ James T. Kiernan, Jr.
   --------------------------------             --------------------------------
   Name: David A. Kaplan                        Name: James T. Kiernan, Jr.


By:/s/ Jason S. Kaplan                       By:/s/ Sun Bae Kim
   --------------------------------             --------------------------------
   Name: Jason S. Kaplan                        Name: Sun Bae Kim


By:/s/ Carolyn F. Katz                       By:/s/ Colin E. King
   --------------------------------             --------------------------------
   Name: Carolyn F. Katz                        Name: Colin E. King


By:/s/ Sofia Katzap                          By:/s/ Robert C. King, Jr.
   --------------------------------             --------------------------------
   Name: Sofia Katzap                           Name: Robert C. King, Jr.


By:/s/ Haruo Kawamura                        By:/s/ Adrian P. Kingshott
   --------------------------------             --------------------------------
   Name: Haruo Kawamura                         Name: Adrian P. Kingshott


By:/s/ Tetsuya Kawano                        By:/s/ Ewan M. Kirk
   --------------------------------             --------------------------------
   Name: Tetsuya Kawano                         Name: Ewan M. Kirk


By:/s/ Sion P. Kearsey                       By:/s/ Michael K. Klingher
   --------------------------------             --------------------------------
   Name: Sion P. Kearsey                        Name: Michael K. Klingher


By:/s/ R. Mark Keating                       By:/s/ Craig A. Kloner
   --------------------------------             --------------------------------
   Name: R. Mark Keating                        Name: Craig A. Kloner


By:/s/ John L. Kelly                         By:/s/ Mark J. Kogan
   --------------------------------             --------------------------------
   Name: John L. Kelly                          Name: Mark J. Kogan

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ David J. Kostin                       By:/s/ Hughes B. Lepic
   --------------------------------             --------------------------------
   Name: David J. Kostin                        Name: Hughes B. Lepic


By:/s/ Koji Kotaka                           By:/s/ Alan B. Levande
   --------------------------------             --------------------------------
   Name: Koji Kotaka                            Name: Alan B. Levande


By:/s/ Christoph M. Ladanyi                  By:/s/ Thomas B. Lewis, Jr.
   --------------------------------             --------------------------------
   Name: Christoph M. Ladanyi                   Name: Thomas B. Lewis, Jr.


By:/s/ Pierre F. Lapeyre Jr.                 By:/s/ Mark E. Leydecker
   --------------------------------             --------------------------------
   Name: Pierre F. Lapeyre Jr.                  Name: Mark E. Leydecker


By:/s/ Bruce M. Larson                       By:/s/ Aaron D. Liberman
   --------------------------------             --------------------------------
   Name: Bruce M. Larson                        Name: Aaron D. Liberman


By:/s/ Susan R. Leadem                       By:/s/ Gwen R. Libstag
   --------------------------------             --------------------------------
   Name: Susan R. Leadem                        Name: Gwen R. Libstag


By:/s/ Andrew D. Learoyd                     By:/s/ Stephen C. Lichtenauer
   --------------------------------             --------------------------------
   Name: Andrew D. Learoyd                      Name: Stephen C. Lichtenauer


By:/s/ Donald C. Lee                         By:/s/ Roger A. Liddell
   --------------------------------             --------------------------------
   Name: Donald C. Lee                          Name: Roger A. Liddell


By:/s/ Kenneth H. M. Leet                    By:/s/ Richard J. Lieb
   --------------------------------             --------------------------------
   Name: Kenneth H. M. Leet                     Name: Richard J. Lieb


By:/s/ Paolo C. Leme                         By:/s/ Mitchell J. Lieberman
   --------------------------------             --------------------------------
   Name: Paolo C. Leme                          Name: Mitchell J. Lieberman

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ Josephine Linden                      By:/s/ Sean O. Mahoney
   --------------------------------             --------------------------------
   Name: Josephine Linden                       Name: Sean O. Mahoney


By:/s/ Ernest S. Liu                         By:/s/ Jun Makihara
   --------------------------------             --------------------------------
   Name: Ernest S. Liu                          Name: Jun Makihara


By:/s/ David J. Lockwood                     By:/s/ Russell E. Makowsky
   --------------------------------             --------------------------------
   Name: David J. Lockwood                      Name: Russell E. Makowsky


By:/s/ Francisco Lopez-Balboa                By:/s/ Charles G. R. Manby
   --------------------------------             --------------------------------
   Name: Francisco Lopez-Balboa                 Name: Charles G. R. Manby


By:/s/ Victor M. Lopez-Balboa                By:/s/ Barry A. Mannis
   --------------------------------             --------------------------------
   Name: Victor M. Lopez-Balboa                 Name: Barry A. Mannis


By:/s/ Antigone Loudiadis                    By:/s/ Richard J. Markowitz
   --------------------------------             --------------------------------
   Name: Antigone Loudiadis                     Name: Richard J. Markowitz


By:/s/ C. Richard Lucy                       By:/s/ Robert J. Markwick
   --------------------------------             --------------------------------
   Name: C. Richard Lucy                        Name: Robert J. Markwick


By:/s/ Michael C. Luethke                    By:/s/ Jacques Martin
   --------------------------------             --------------------------------
   Name: Michael C. Luethke                     Name: Jacques Martin


By:/s/ Shogo Maeda                           By:/s/ John J. Masterson
   --------------------------------             --------------------------------
   Name: Shogo Maeda                            Name: John J. Masterson


By:/s/ John A. Mahoney                       By:/s/ Kathy M. Matsui
   --------------------------------             --------------------------------
   Name: John A. Mahoney                        Name: Kathy M. Matsui

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ Tadanori Matsumura                    By:/s/ Audrey A. McNiff
   --------------------------------             --------------------------------
   Name: Tadanori Matsumura                     Name: Audrey A. McNiff


By:/s/ Heinz Thomas Mayer                    By:/s/ Anne Welsh McNulty
   --------------------------------             --------------------------------
   Name: Heinz Thomas Mayer                     Name: Anne Welsh McNulty


By:/s/ Richard X. McArdle                    By:/s/ David M. Meerschwam
   --------------------------------             --------------------------------
   Name: Richard X. McArdle                     Name: David M. Meerschwam


By:/s/ Theresa E. McCabe                     By:/s/ Richard W. Meister
   --------------------------------             --------------------------------
   Name: Theresa E. McCabe                      Name: Richard W. Meister


By:/s/ Joseph M. McConnell                   By:/s/ Amos Meron
   --------------------------------             --------------------------------
   Name: Joseph M. McConnell                    Name: Amos Meron


By:/s/ Mark E. McGoldrick                    By:/s/ Kenneth A. Miller
   --------------------------------             --------------------------------
   Name: Mark E. McGoldrick                     Name: Kenneth A. Miller


By:/s/ Stephen J. McGuinness                 By:/s/ Therese L. Miller
   --------------------------------             --------------------------------
   Name: Stephen J. McGuinness                  Name: Therese L. Miller


By:/s/ John C. McIntire                      By:/s/ James E. Milligan
   --------------------------------             --------------------------------
   Name: John C. McIntire                       Name: James E. Milligan


By:/s/ John W. McMahon                       By:/s/ Peter A. Mindnich
   --------------------------------             --------------------------------
   Name: John W. McMahon                        Name: Peter A. Mindnich


By:/s/ Geraldine F. McManus                  By:/s/ Edward S. Misrahi
   --------------------------------             --------------------------------
   Name: Geraldine F. McManus                   Name: Edward S. Misrahi

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ Kurt C. Mobley                        By:/s/ Kiyotaka Nakamura
   --------------------------------             --------------------------------
   Name: Kurt C. Mobley                         Name: Kiyotaka Nakamura


By:/s/ Yukihiro Moroe                        By:/s/ Trevor Nash
   --------------------------------             --------------------------------
   Name: Yukihiro Moroe                         Name: Trevor Nash


By:/s/ Matthias R. Mosler                    By:/s/ Warwick M. Negus
   --------------------------------             --------------------------------
   Name: Matthias R. Mosler                     Name: Warwick M. Negus


By:/s/ Jeffrey M. Moslow                     By:/s/ Duncan L. Niederauer
   --------------------------------             --------------------------------
   Name: Jeffrey M. Moslow                      Name: Duncan L. Niederauer


By:/s/ Ian Mukherjee                         By:/s/ Christopher K. Norton
   --------------------------------             --------------------------------
   Name: Ian Mukherjee                          Name: Christopher K. Norton


By:/s/ Donald J. Mulvihill                   By:/s/ Jay S. Nydick
   --------------------------------             --------------------------------
   Name: Donald J. Mulvihill                    Name: Jay S. Nydick


By:/s/ Patrick E. Mulvihill                  By:/s/ Jinsuk T. Oh
   --------------------------------             --------------------------------
   Name: Patrick E. Mulvihill                   Name: Jinsuk T. Oh


By:/s/ Richard A. Murley                     By:/s/ John C. O'Hara
   --------------------------------             --------------------------------
   Name: Richard A. Murley                      Name: John C. O'Hara


By:/s/ Gaetano J. Muzio                      By:/s/ Richard T. Ong
   --------------------------------             --------------------------------
   Name: Gaetano J. Muzio                       Name: Richard T. Ong


By:/s/ Michiya Nagai                         By:/s/ Ronald M. Ongaro
   --------------------------------             --------------------------------
   Name: Michiya Nagai                          Name: Ronald M. Ongaro

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ Daniel B. O'Rourke                    By:/s/ Dioscoro-Roy I. Ramos
   --------------------------------             --------------------------------
   Name: Daniel B. O'Rourke                     Name: Dioscoro-Roy I. Ramos


By:/s/ Robert N. Packer                      By:/s/ Charlotte P. Ransom
   --------------------------------             --------------------------------
   Name: Robert N. Packer                       Name: Charlotte P. Ransom


By:/s/ Mukesh K. Parekh                      By:/s/ Joseph Ravitch
   --------------------------------             --------------------------------
   Name: Mukesh K. Parekh                       Name: Joseph Ravitch


By:/s/ Melissa B. Patrusky                   By:/s/ Anthony John Reizenstein
   --------------------------------             --------------------------------
   Name: Melissa B. Patrusky                    Name: Anthony John Reizenstein


By:/s/ Alberto M. Piedra, Jr.                By:/s/ John F. W. Rogers
   --------------------------------             --------------------------------
   Name: Alberto M. Piedra, Jr.                 Name: John F. W. Rogers


By:/s/ Stephen R. Pierce                     By:/s/ Pamela P. Root
   --------------------------------             --------------------------------
   Name: Stephen R. Pierce                      Name: Pamela P. Root


By:/s/ Philip J. Pifer                       By:/s/ Jacob D. Rosengarten
   --------------------------------             --------------------------------
   Name: Philip J. Pifer                        Name: Jacob D. Rosengarten


By:/s/ Andrea Ponti                          By:/s/ Paul M. Russo
   --------------------------------             --------------------------------
   Name: Andrea Ponti                           Name: Paul M. Russo


By:/s/ Michael J. Poulter                    By:/s/ J. Michael Sanders
   --------------------------------             --------------------------------
   Name: Michael J. Poulter                     Name: J. Michael Sanders


By:/s/ John J. Rafter                        By:/s/ Allen Sangines-Krause
   --------------------------------             --------------------------------
   Name: John J. Rafter                         Name: Allen Sangines-Krause

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ P. Sheridan Schechner                 By:/s/ Allen W. Sinsheimer
   --------------------------------             --------------------------------
   Name: P. Sheridan Schechner                  Name: Allen W. Sinsheimer


By:/s/ Gary B. Schermerhorn                  By:/s/ Edward M. Siskind
   --------------------------------             --------------------------------
   Name: Gary B. Schermerhorn                   Name: Edward M. Siskind


By:/s/ Mitchell I. Scherzer                  By:/s/ Mark F. Slaughter
   --------------------------------             --------------------------------
   Name: Mitchell I. Scherzer                   Name: Mark F. Slaughter


By:/s/ Steven M. Scopellite                  By:/s/ Michael M. Smith
   --------------------------------             --------------------------------
   Name: Steven M. Scopellite                   Name: Michael M. Smith


By:/s/ David J. Scudellari                   By:/s/ Sarah E. Smith
   --------------------------------             --------------------------------
   Name: David J. Scudellari                    Name: Sarah E. Smith


By:/s/ John P. Shaughnessy                   By:/s/ Randolph C. Snook
   --------------------------------             --------------------------------
   Name: John P. Shaughnessy                    Name: Randolph C. Snook


By:/s/ Robert J. Shea, Jr.                   By:/s/ Judah C. Sommer
   --------------------------------             --------------------------------
   Name: Robert J. Shea, Jr.                    Name: Judah C. Sommer


By:/s/ Richard P. Simon                      By:/s/ Theodore T. Sotir
   --------------------------------             --------------------------------
   Name: Richard P. Simon                       Name: Theodore T. Sotir


By:/s/ Victor R. Simone, Jr.                 By:/s/ Robert S. Stellato
   --------------------------------             --------------------------------
   Name: Victor R. Simone, Jr.                  Name: Robert S. Stellato


By:/s/ Ravi Sinha                            By:/s/ Raymond S. Stolz
   --------------------------------             --------------------------------
   Name: Ravi Sinha                             Name: Raymond S. Stolz

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ Steven H. Strongin                    By:/s/ Michael A. Troy
   --------------------------------             --------------------------------
   Name: Steven H. Strongin                     Name: Michael A. Troy


By:/s/ Andrew J. Stuart                      By:/s/ Barry S. Turkanis
   --------------------------------             --------------------------------
   Name: Andrew J. Stuart                       Name: Barry S. Turkanis


By:/s/ Patrick Sullivan                      By:/s/ Harkanwar Uberoi
   --------------------------------             --------------------------------
   Name: Patrick Sullivan                       Name: Harkanwar Uberoi


By:/s/ George M. Suspanic                    By:/s/ Kaysie P. Uniacke
   --------------------------------             --------------------------------
   Name: George M. Suspanic                     Name: Kaysie P. Uniacke


By:/s/ Gary A. Syman                         By:/s/ Hugo H. Van Vredenburch
   --------------------------------             --------------------------------
   Name: Gary A. Syman                          Name: Hugo H. Van Vredenburch


By:/s/ John H. Taylor                        By:/s/ John J. Vaske
   --------------------------------             --------------------------------
   Name: John H. Taylor                         Name: John J. Vaske


By:/s/ Robert E. Taylor                      By:/s/ Oksana Vayner-Ryklin
   --------------------------------             --------------------------------
   Name: Robert E. Taylor                       Name: Oksana Vayner-Ryklin


By:/s/ Greg W. Tebbe                         By:/s/ Nicholas J. Walsh
   --------------------------------             --------------------------------
   Name: Greg W. Tebbe                          Name: Nicholas J. Walsh


By:/s/ Daisuke Toki                          By:/s/ David R. Walton
   --------------------------------             --------------------------------
   Name: Daisuke Toki                           Name: David R. Walton


By:/s/ Mark J. Tracey                        By:/s/ Hsueh-Ming Wang
   --------------------------------             --------------------------------
   Name: Mark J. Tracey                         Name: Hsueh-Ming Wang

                                Signature Page 2
                                       to
                             Shareholders' Agreement



By:/s/ Haruko Watanuki                       By:/s/ Zi Wang Xu
   --------------------------------             --------------------------------
   Name: Haruko Watanuki                        Name: Zi Wang Xu


By:/s/ Edward F. Watts Jr.                   By:/s/ Tetsufumi Yamakawa
   --------------------------------             --------------------------------
   Name: Edward F. Watts Jr.                    Name: Tetsufumi Yamakawa


By:/s/ David M. Weil                         By:/s/ Jaime E. Yordan
   --------------------------------             --------------------------------
   Name: David M. Weil                          Name: Jaime E. Yordan


By:/s/ Mark S. Weiss                         By:/s/ W. Thomas York Jr.
   --------------------------------             --------------------------------
   Name: Mark S. Weiss                          Name: W. Thomas York Jr.


By:/s/ Bradley W. Wendt                      By:/s/ Paolo Zannoni
   --------------------------------             --------------------------------
   Name: Bradley W. Wendt                       Name: Paolo Zannoni


By:/s/ Peter S. Wheeler                      By:/s/ Joan H. Zief
   --------------------------------             --------------------------------
   Name: Peter S. Wheeler                       Name: Joan H. Zief


By:/s/ Barbara A. White                      By:/s/ James P. Ziperski
   --------------------------------             --------------------------------
   Name: Barbara A. White                       Name: James P. Ziperski


By:/s/ A. Carver Wickman
   --------------------------------
   Name: A. Carver Wickman


By:/s/ Susan A. Willetts
   --------------------------------
   Name: Susan A. Willetts


By:/s/ Todd A. Williams
   --------------------------------
   Name: Todd A. Williams



                                                              Dated: May 7, 1999

                                                                      APPENDIX A


                     PARTIES TO THE SHAREHOLDERS' AGREEMENT

NAME

Bradley I. Abelow
Peter C. Aberg
Paul M. Achleitner
Jonathan R. Aisbitt
Elliot M. Alchek
Andrew M. Alper
Philippe J. Altuzarra
Kazutaka P. Arai
David M. Atkinson
Mitchel J. August
Armen A. Avanessians
John S. Barakat
Barbara J. Basser-Bigio
David M. Baum
Robert A. Beckwitt
Jonathan A. Beinner
Ron E. Beller
Tarek M. Ben Halim
Jaime I. Bergel
Todd L. Bergman
Milton R. Berlinski
Andrew S. Berman
Frances R. Bermanzohn
Jeffrey J. Bernstein
Robert A. Berry
Jean-Luc Biamonti
James J. Birch
Lloyd C. Blankfein
David W. Blood
David R. Boles
David A. Bolotsky
Charles W.A. Bott
Charles C. Bradford III
Benjamin S. Bram
Thomas C. Brasco
Peter L. Briger Jr.

Craig W. Broderick
Richard J. Bronks
Charles K. Brown
Vern J. Brownell
Peter D. Brundage
Lawrence R. Buchalter
Steven M. Bunson
Timothy B. Bunting
Calvert C. Burkhart
Michael S. Burton
George H. Butcher III
Lawrence V. Calcano
John D. Campbell
Richard M. Campbell-Breeden
Anthony H. Carpet
Michael J.Carr
Christopher J. Carrera
Virginia E. Carter
Calvin R. Carver, Jr.
Mary Ann Casati
Chris Casciato
Douglas W. Caterfino
Michael J. Certo
Varkki P. Chacko
David K. Chang
Thomas P. Chang
Sacha A. Chiaramonte
Andrew A. Chisholm
Robert J. Christie
Peter T. Cirenza
Kent A. Clark
Zachariah Cobrinik
Abby Joseph Cohen
Gary D. Cohn
Christopher A. Cole
Timothy J. Cole
Laura C. Conigliaro
Frank T. Connor
Donna L. Conti
Edith W. Cooper
Philip A. Cooper
John W. Copeland
Carlos A. Cordeiro

Henry Cornell
E. Gerald Corrigan
Jon S. Corzine
Claudio Costamagna
Frank L. Coulson, Jr.
Randolph L. Cowen
Neil D. Crowder
John W. Curtis
Stephen C. Daffron
John S. Daly
Philip M. Darivoff
Matthew S. Darnall
Timothy D. Dattels
Gavyn Davies
David A. Dechman
Paul C. Deighton
Juan A. Del Rivero
Robert V. Delaney
Joseph Della Rosa
Emanuel Derman
Andrew C. Devenport
Stephen D. Dias
Alexander C. Dibelius
Simon P. Dingemans
Sandra D'Italia
Paula A. Dominick
Noel B. Donohoe
Jana Hale Doty
Robert G. Doumar, Jr.
John O. Downing
Michael B. Dubno
Connie K. Duckworth
William C. Dudley
Matthieu B. Duncan
C. Steven Duncker
Karlo J. Duvnjak
Jay S. Dweck
Gordon E. Dyal
Isabelle Ealet
Glenn P. Earle
Paul S. Efron
Herbert E. Ehlers
Alexander S. Ehrlich

John E. Eisenberg
Glenn D. Engel
Michael P. Esposito
George C. Estey
Mark D. Ettenger
J. Michael Evans
W. Mark Evans
Charles P. Eve
Paul D. Farrell
Elizabeth C. Fascitelli
Pieter Maarten Feenstra
Steven M. Feldman
Laurie R. Ferber
Robert P. Fisher, Jr.
Lawton W. Fitt
Stephen C. Fitzgerald
David N. Fleischer
Jeffrey S. Flug
David B. Ford
Eric O. Fornell
Edward C. Forst
Oliver L. Frankel
Matthew T. Fremont-Smith
Christopher G. French
Richard A. Friedman
C. Douglas Fuge
Joseph D. Gatto
Emmanuel Gavaudan
Eduardo B. Gentil
Peter C. Gerhard
Nomi P. Ghez
H. John Gilbertson, Jr.
Alan R. Gillespie
Joseph H. Gleberman
Richard J. Gnodde
Jeffrey B. Goldenberg
Jacob D. Goldfield
Amy O. Goodfriend
Jay S. Goodgold
Andrew M. Gordon
Robert D. Gottlieb
Geoffrey T. Grant
William M. Grathwohl

David J. Greenwald
Louis S. Greig
Christopher Grigg
Douglas C. Grip
Eric P. Grubman
Celeste A. Guth
Joseph D. Gutman
Erol Hakanoglu
Roger C. Harper
Charles T. Harris III
Robert S. Harrison
Shelley A. Hartman
Nobumichi Hattori
Stephen J. Hay
Walter H. Haydock
Isabelle Hayen
Thomas J. Healey
John P. Heanue
Robert C. Heathcote
Sylvain M. Hefes
David B. Heller
Steven M. Heller
R. Douglas Henderson
David L. Henle
Mary C. Henry
Robert E. Higgins
M. Roch Hillenbrand
Maykin Ho
Timothy E. Hodgson
Jacquelyn M. Hoffman-Zehner
Christopher G. Hogg
Gregory T. Hoogkamp
Robert D. Hormats
Robert G. Hottensen, Jr.
James A. Hudis
Terry P. Hughes
Bimaljit S. Hundal
Robert J. Hurst
Francis J. Ingrassia
Timothy J. Ingrassia
Masahiro Iwano
William L. Jacob III
Mark M. Jacobs

Richard I. Jaffee
Reuben Jeffery III
Stefan J. Jentzsch
Dan H. Jester
Daniel J. Jick
Robert H. Jolliffe
Robert C. Jones
Reginald L. Jones III
Chansoo Joung
Andrew J. Kaiser
Donald G. Kane II
Ann F. Kaplan
Barry A. Kaplan
David A. Kaplan
Jason S. Kaplan
Robert S. Kaplan
Scott B. Kapnick
Erland S. Karlsson
Carolyn F. Katz
Robert J. Katz
Sofia Katzap
Haruo Kawamura
Tetsuya Kawano
Sion P. Kearsey
R. Mark Keating
John L. Kelly
Kevin W. Kennedy
Peter D. Kiernan III
James T. Kiernan, Jr.
Sun Bae Kim
Douglas W. Kimmelman
Colin E. King
Robert C. King, Jr.
Adrian P. Kingshott
Ewan M. Kirk
Michael K. Klingher
Craig A. Kloner
Bradford C. Koenig
Mark J. Kogan
Jonathan L. Kolatch
David J. Kostin
Koji Kotaka
Peter S. Kraus

Christoph M. Ladanyi
David  G. Lambert
Pierre F. Lapeyre Jr.
Bruce M. Larson
Thomas D. Lasersohn
Anthony D. Lauto
Susan R. Leadem
Andrew D. Learoyd
Donald C. Lee
Kenneth H. M. Leet
Paulo C. Leme
Hughes B. Lepic
Alan B. Levande
Thomas B. Lewis, Jr.
Mark E. Leydecker
Matthew G. L'Heureux
Aaron D. Liberman
Gwen R. Libstag
Stephen C. Lichtenauer
Roger A. Liddell
Richard J. Lieb
Mitchell J. Lieberman
Josephine Linden
Lawrence H. Linden
Robert Litterman
Robert H. Litzenberger
Ernest S. Liu
David J. Lockwood
Jonathan M. Lopatin
Francisco Lopez-Balboa
Victor M. Lopez-Balboa
Antigone Loudiadis
C. Richard Lucy
Michael C. Luethke
Michael R. Lynch
Shogo Maeda
John A. Mahoney
Sean O. Mahoney
Jun Makihara
Russell E. Makowsky
Peter G.C. Mallinson
Charles G. R.  Manby
Barry A. Mannis

Richard J. Markowitz
Ronald G. Marks
Robert J. Markwick
Eff W. Martin
Jacques Martin
John J. Masterson
David J. Mastrocola
Kathy M. Matsui
Tadanori Matsumura
Heinz Thomas Mayer
Richard X. McArdle
Theresa E. McCabe
Joseph M. McConnell
Mark E. McGoldrick
Stephen J. McGuinness
John C. McIntire
John W. McMahon
Geraldine F. McManus
Audrey A. McNiff
Anne Welsh McNulty
John P. McNulty
E. Scott Mead
David M. Meerschwam
Sanjeev K. Mehra
Richard W. Meister
Amos Meron
T. Willem Mesdag
Kenneth A. Miller
Therese L. Miller
James E. Milligan
Eric M. Mindich
Peter A. Mindnich
Edward S. Misrahi
Steven T. Mnuchin
Kurt C. Mobley
Masanori Mochida
Karsten N. Moller
Thomas K. Montag
Wayne L. Moore
Yukihiro Moroe
Robert B. Morris III
Michael P. Mortara
Matthias R. Mosler

Jeffrey M. Moslow
Sharmin Mossavar-Rahmani
Ian Mukherjee
Edward A. Mule
Donald J. Mulvihill
Patrick E. Mulvihill
Richard A. Murley
Philip D. Murphy
Thomas S. Murphy, Jr.
Gaetano J. Muzio
Michiya Nagai
Kiyotaka Nakamura
Avi M. Nash
Trevor Nash
Warwick M. Negus
Daniel M. Neidich
Kipp M. Nelson
Robin Neustein
Duncan L. Niederauer
Suzanne M. Nora Johnson
Christopher K. Norton
Michael E. Novogratz
Jay S. Nydick
Alok Oberoi
Jinsuk T. Oh
John C. O'Hara
Terence J. O'Neill
Timothy J. O'Neill
Richard T. Ong
Ronald M. Ongaro
Donald C. Opatrny, Jr.
Daniel B. O'Rourke
Robert J. O'Shea
Greg M. Ostroff
Terence M. O'Toole
Robert J. Pace
Robert N. Packer
Gregory K. Palm
Mukesh K. Parekh
Melissa B. Patrusky
Henry M. Paulson, Jr.
Alberto M. Piedra Jr.
Stephen R. Pierce

Philip J. Pifer
Scott M. Pinkus
Timothy C. Plaut
Andrea Ponti
Wiet H. Pot
Michael J. Poulter
John J. Powers
Michael A. Price
Scott S. Prince
Stephen D. Quinn
John J. Rafter
Dioscoro-Roy I. Ramos
Charlotte P. Ransom
Michael G. Rantz
Joseph Ravitch
Girish V. Reddy
Arthur J. Reimers
Anthony John Reizenstein
James P. Riley, Jr.
Simon M. Robertson
J. David Rogers
John F.W. Rogers
Emmanuel Roman
Pamela P. Root
Ralph F. Rosenberg
Jacob D. Rosengarten
Stuart M. Rothenberg
Michael S. Rubinoff
Paul M. Russo
Richard M. Ruzika
John C. Ryan
Michael D. Ryan
J. Michael Sanders
Allen Sangines-Krause
Richard A. Sapp
Joseph Sassoon
Tsutomu Sato
Muneer A. Satter
Jonathan S. Savitz
Peter Savitz
P. Sheridan Schechner
Gary B. Schermerhorn
Mitchell I. Scherzer

Howard B. Schiller
Antoine Schwartz
Eric S. Schwartz
Mark Schwartz
Steven M. Scopellite
David J. Scudellari
Charles B. Seelig, Jr.
Steven M. Shafran
Richard S. Sharp
John P. Shaughnessy
Robert J. Shea, Jr.
James M. Sheridan
Richard G. Sherlund
Michael S. Sherwood
Howard A. Silverstein
Richard P. Simon
Victor R. Simone, Jr.
Dinakar Singh
Ravi Sinha
Allen W. Sinsheimer
Edward M. Siskind
Christian J. Siva-Jothy
Mark F. Slaughter
Cody J Smith
Michael M. Smith
Sarah E. Smith
Randolph C. Snook
Jonathan S. Sobel
Judah C. Sommer
Theodore T. Sotir
Marc A. Spilker
Daniel W. Stanton
Esta E. Stecher
Fredric E. Steck
Robert K. Steel
Robert S. Stellato
Raymond S. Stolz
Steven H. Strongin
Andrew J. Stuart
Patrick Sullivan
Hsueh J. Sung
George M. Suspanic
Peter D. Sutherland

Gene T. Sykes
Gary A. Syman
John H. Taylor
Robert E. Taylor
Greg W. Tebbe
Mark R. Tercek
Donald F. Textor
John A. Thain
John L. Thornton
Daisuke Toki
John R. Tormondsen
Leslie C. Tortora
John L. Townsend, III
Mark J. Tracey
Byron D. Trott
Michael A. Troy
Robert B. Tudor III
Thomas E. Tuft
Barry S. Turkanis
Malcolm B. Turnbull
Harkanwar Uberoi
Kaysie P. Uniacke
John E. Urban
Hugo H. Van Vredenburch
Lee G. Vance
John J. Vaske
Oksana Vayner-Ryklin
David A. Viniar
Barry S. Volpert
George H. Walker
Thomas B. Walker III
Nicholas J. Walsh
David R. Walton
Hsueh-Ming Wang
Patrick J. Ward
Haruko Watanuki
Edward F. Watts Jr.
David M. Weil
John S. Weinberg
Peter A. Weinberg
Mark S. Weiss
George W. Wellde, Jr.
Bradley W. Wendt

Peter S. Wheeler
Barbara A. White
A. Carver Wickman
Susan A. Willetts
Anthony G. Williams
Gary W. Williams
Todd A. Williams
Kendrick R. Wilson III
Jon Winkelried
Steven J. Wisch
Richard E. Witten
Tracy R. Wolstencroft
Zi Wang Xu
Tetsufumi Yamakawa
Yasuyo Yamazaki
Danny O. Yee
Jaime E. Yordan
W. Thomas York Jr.
Michael J. Zamkow
Paolo Zannoni
Yoel Zaoui
Gregory H. Zehner
Jide J. Zeitlin
Joan H. Zief
Joseph R. Zimmel
James P. Ziperski
Barry L. Zubrow
Mark A. Zurack